                                                                   EXHIBIT 10.74
                                                               EXECUTION VERSION

                      RESALE REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                       L-3 COMMUNICATIONS HOLDINGS, INC.,
                                   THE COMPANY

                                       AND

               THE GUARANTORS LISTED ON THE SIGNATURE PAGE HERETO

                                       AND

                              LEHMAN BROTHERS INC.
                            BEAR, STEARNS & CO. INC.
                         CREDIT SUISSE FIRST BOSTON LLC
                         BANC OF AMERICA SECURITIES LLC

                             As the Representatives

                            DATED AS OF JULY 29, 2005

          RESALE REGISTRATION RIGHTS AGREEMENT, dated as of July 29, 2005 between L-3 Communications Holdings, Inc., a Delaware corporation (together with any successor entity, herein referred to as the "Company"), and the guarantors listed on the signature page hereto (the "Guarantors"), and Lehman Brothers
Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC and Banc of
America Securities LLC, as representatives (the "Representatives") of the several Initial Purchasers as listed in Schedule 1 of the Purchase Agreement (as defined below)(the "Initial Purchasers").

          Pursuant to the Purchase Agreement, dated July 27, 2005, among the
Company, the Guarantors and the Initial Purchasers (the "Purchase Agreement"),
the Initial Purchasers have agreed to purchase from the Company up to
$600,000,000 ($700,000,000 if the Initial Purchasers exercise their option to purchase additional CODES in full) in aggregate principal amount of the
Company's 3.0% Convertible Contingent Debt Securities due 2035 ("CODES"). The
CODES will be convertible into fully paid, nonassessable shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchasers to purchase the CODES, the Company and the
Guarantors have agreed to provide the registration rights set forth in this
Agreement pursuant to Section 3(i) of the Purchase Agreement.

          The parties hereby agree as follows:

          1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

     Additional Interest: As defined in Section 3(a) hereof.

     Additional Interest Payment Date: Each Interest Payment Date.

     Advice: As defined in Section 4(c)(ii) hereof.

     Affiliate: As such term is defined in Rule 405 under the Securities Act.

     Agreement: This Resale Registration Rights Agreement.

     Blue Sky Application: As defined in Section 6(a) hereof.

     Broker-Dealer: Any broker or dealer registered under the Exchange Act.

     Business Day: A day other than a Saturday or Sunday or any federal holiday in the United States

     Closing Date: The date of this Agreement.

     CODES: As defined in the preamble hereto.

     Commission: Securities and Exchange Commission.

     Common Stock: As defined in the preamble hereto.

     Company: As defined in the preamble hereto.

     Effectiveness Period: As defined in Section 2(a)(iii) hereof.

     Effectiveness Target Date: As defined in Section 2(a)(ii) hereof.

     Exchange Act: Securities Exchange Act of 1934, as amended.

     Filing Deadline: As defined in Section 2(a)(i) hereof.

     Holder: A Person who owns, beneficially or otherwise, Transfer Restricted
     Securities.

     Indemnified Holder: As defined in Section 6(a) hereof.

     Indenture: The Indenture, dated as of July 29, 2005, among the Company, the
     Guarantors and The Bank of New York, as trustee (the "Trustee"), pursuant to which the CODES are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

     Initial Purchasers: As defined in the preamble hereto.

     Interest Payment Date: As defined in the Indenture.

     Majority of Holders: Holders holding 50% in aggregate principal amount of the CODES outstanding at the time of determination of the Majority of
     Holders; provided, however, that, for purposes of this definition, a holder of shares of Common Stock which constitute Transfer Restricted Securities that were previously issued upon conversion of CODES shall be deemed to hold an aggregate principal amount of CODES (in addition to the principal amount of CODES held by such holder) equal to the product of (x) the number of such shares of Common Stock held by such holder and (y) the prevailing conversion price, such prevailing conversion price as determined in accordance with Section 12 of the Indenture.

     NASD: National Association of Securities Dealers, Inc.

     Notice and Questionnaire: The Notice of Registration Statement and Selling
     Security Holder Election and Questionnaire in substantially the form attached as Exhibit A to the Offering Memorandum for the CODES, including the Notice of Transfer Pursuant to Registration Statement in substantially the form attached hereto as Exhibit 1.

     Person: An individual, partnership, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

     Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Questionnaire Deadline: As defined in Section 2(b) hereof.

     Record Holder: With respect to any Additional Interest Payment Date, each
     Person who is a Holder on the record date with respect to the Interest
     Payment Date on which such Additional Interest Payment Date shall occur.

     Registration Default: As defined in Section 3(a) hereof.

     Registration Statement: As defined in Section 2(a)(i) hereof.

     Sale Notice: As defined in Section 4(e) hereof.

     Securities Act: Securities Act of 1933, as amended.

     Suspension Period. As defined in Section 4(b)(i) hereof.

     TIA: Trust Indenture Act of 1939, as in effect on the date the Indenture is qualified under the TIA.

     Transfer Restricted Securities: Each CODES, the guarantees thereof and each share of Common Stock issued upon conversion of CODES until the earliest to occur of:

               (i) the date on which such CODES or such share of Common Stock issued upon conversion has been effectively registered under the
          Securities Act and disposed of in accordance with the Registration
          Statement;

               (ii) the date on which such CODES or such share of Common Stock issued upon conversion (A) has been transferred in compliance with
          Rule 144 under the Securities Act, (B) may be sold or transferred pursuant to Rule 144 under the Securities Act without regard to the volume limitations thereof (or any other similar provision then in force) or (C) two years following the last date of original issuance of the CODES; and

               (iii) the date on which such CODES or such share of Common Stock issued upon conversion ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

     Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          2. Registration.

          (a) The Company and the Guarantors shall:

               (i) not later than 120 days after the earliest date of original issuance of any of the CODES (the "Filing Deadline"), cause a shelf registration statement to be filed pursuant to Rule 415 under the
          Securities Act (the "Registration Statement"), which Registration
          Statement shall provide for resales of all Transfer

          Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

               (ii) use all commercially reasonable efforts to cause the
          Registration Statement to be declared effective by the Commission as promptly as is practicable, but in no event later than 210 days after the earliest date of original issuance of any of the CODES (the
          "Effectiveness Target Date"); and

               (iii) use all commercially reasonable efforts to keep the
          Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that: (A) it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this
          Agreement and the Securities Act and the rules and regulations of the
          Commission promulgated thereunder as announced from time to time, for a period (the "Effectiveness Period") of:

                         (1) two years following the last date of original
                    issuance of the CODES; or

                         (2) such shorter period that will terminate when (x)
                    all of the Holders of Transfer Restricted Securities (other than the Company and its Affiliates) are able to sell all
                    Transfer Restricted Securities pursuant to Rule 144(k) under the Securities Act or any successor rule thereto, (y) when all Transfer Restricted Securities have ceased to be
                    outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise) or (z) all
                    Transfer Restricted Securities registered under the
                    Registration Statement have been sold pursuant thereto.

          (b) To have its Transfer Restricted Securities included in the Shelf
Registration Statement pursuant to this Agreement, each Holder shall complete the Selling Securityholder Notice and Questionnaire, the form of which is contained in Annex A to the Offering Memorandum relating to the Securities (the
"QUESTIONNAIRE"). The Issuer shall mail the Questionnaire to each Holder not less than 20 Business Days (but not more than 40 Business Days) prior to the time the Issuer intends in good faith to have the Shelf Registration Statement declared effective by the Commission. Holders are required to complete and deliver the Questionnaire to the Issuer within 10 Business Days prior to the effectiveness of the Registration Statement (the "QUESTIONNAIRE DEADLINE") so
that they may be named as selling securityholders in the Prospectus at the time that the Shelf Registration Statement is declared effective. Holders who have not delivered a Questionnaire prior to the effectiveness of the Shelf
Registration Statement may receive a Questionnaire from the Issuer upon request.
Upon receipt of a Questionnaire from a Holder on or prior to the Questionnaire
Deadline, the Issuer shall include such Holder's Transfer Restricted Securities in the Shelf Registration Statement and the Prospectus. In addition, promptly upon the request of a Holder given to the Issuer at any time, the Issuer shall deliver a Questionnaire to such Holder. Any Holder that does not complete and deliver a Questionnaire prior to the Questionnaire Deadline may not be named as a selling

securityholder in the Shelf Registration Statement at the time that it is declared effective. Upon receipt of a completed Questionnaire from a Holder who did not complete and deliver a Questionnaire prior to the Questionnaire
Deadline, the Issuer and the Guarantors shall, within 20 Business Days of such receipt, file such supplements to a related Prospectus as are necessary to permit such Holder to be named as a selling security holder in the Prospectus.
Notwithstanding anything in this section, the Company will not be required to add selling securityholders if it would be required to file a post-effective amendment to the registration statement.

          No Holder of Transfer Restricted Securities shall be entitled to
Additional Interest pursuant to Section 3 hereof unless such Holder shall have provided all such reasonably requested information prior to or on the
Questionnaire Deadline. Each Holder as to which the Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

          3. Additional Interest.

          (a) If:

               (i) the Registration Statement is not filed with the Commission prior to or on the Filing Deadline;

               (ii) the Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;

               (iii) subject to the provisions of Section 4(b)(i) hereof, the
          Registration Statement is filed and declared effective but, during the
          Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Registration
          Statement or a report filed with the Commission pursuant to Section
          13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective; or

               (iv) (A) prior to or on the 45th or 60th day, as the case may be, of any Suspension Period, such suspension has not been terminated or
          (B) the Suspension Periods exceed an aggregate of 90 days in any
          360-day period,

(each such event referred to in foregoing clauses (i) through (iv), a
"Registration Default"), the Company and the Guarantors jointly and severally hereby agree to pay Additional Interest ("Additional Interest") with respect to the Transfer Restricted Securities from and including the day following the
Registration Default to but excluding the day on which the Registration Default has been cured which shall accrue as follows:

                    (A) in respect of the CODES, to each holder of CODES, (x)
               during the first 90-day period during which a Registration
               Default shall have occurred and be continuing, at the rate of an additional 0.25% of the principal amount of the CODES per year, and (y) during the period

               commencing on the 91st day following the day the Registration
               Default shall have occurred and be continuing, at the rate of an additional 0.50% of the principal amount of the CODES per year;
               provided that in no event shall Additional Interest accrue at a rate per year exceeding 0.50% of the principal amount of the
               CODES; and

                    (B) no Additional Interest shall be payable on any CODES
               that have been converted into shares of Common Stock.

          (b) All accrued Additional Interest shall be paid in arrears to Record
Holders by the Company or the Guarantors on each Additional Interest Payment
Date by wire transfer of immediately available funds. Following the cure of all
Registration Defaults relating to any particular Note or share of Common Stock issued upon conversion of CODES, the accrual of Additional Interest with respect to such CODES or such share of Common Stock shall cease.

          All obligations of the Company and the Guarantors to pay Additional
Interest set forth in this Section 3 with respect to any Transfer Restricted
Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such
Transfer Restricted Security shall have been satisfied in full provided, however, that the Additional Interest shall cease to accrue on the day immediately prior to the date such Transfer Restricted Securities cease to be
Transfer Restricted Securities.

          The Additional Interest set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for
Registration Defaults.

          4. Registration Procedures.

          (a) In connection with the Registration Statement, the Company and the
Guarantors shall comply with all the provisions of Section 4(b) hereof and shall use all reasonable efforts to effect such registration to permit the sale of the
Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act.

          (b) In connection with the Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted
Securities, the Company and the Guarantors shall:

               (i) Subject to any notice by the Company and the Guarantors in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its reasonable efforts to keep the Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause any the Registration Statement or the
          Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for the resale of Transfer
          Restricted Securities during the Effectiveness Period, the Company and the Guarantors shall file promptly an appropriate amendment to the
          Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the

          Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or
          (B), use all reasonable efforts to cause such amendment to be declared effective and the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Company and the
          Guarantors may suspend the effectiveness of the Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a
          "Suspension Period") and not to exceed an aggregate of 90 days in any
          360-day period if:

                    (x) an event occurs and is continuing as a result of which the Registration Statement would, in the Company's and the
               Guarantors' reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                    (y) the Company and the Guarantors reasonably determine that the disclosure of such event at such time would have a material adverse effect on the business of the Company and the Guarantors
               (and their subsidiaries, if any, taken as a whole);

          provided, however, that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company's and the Guarantors' ability to consummate such transaction, the Company and the Guarantors may extend a Suspension Period from 45 days to 60 days.

               (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective during the
          Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the
          Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Registration Statement or supplement to the Prospectus; provided, however, that in no event will such method(s) of distribution take the form of an Underwritten Offering without the prior written agreement of the Company.

               (iii) Advise the underwriter(s), if any, and selling Holders promptly (but in any event within five Business Days) and, if requested by such Persons, to confirm such advice in writing:

                    (A) when the Prospectus or any Prospectus supplement or
               post-effective amendment has been filed, and, with respect to the
               Registration

               Statement or any post-effective amendment thereto, when the same has become effective,

                    (B) of any request by the Commission for amendments to the
               Registration Statement or amendments or supplements to the
               Prospectus or for additional information relating thereto,

                    (C) of the issuance by the Commission of any stop order
               suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted
               Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes,
               or

                    (D) of the existence of any fact or the happening of any
               event, during the Effectiveness Period, that makes any statement of a material fact made in the Registration Statement, the
               Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration
               Statement or the Prospectus in order to make the statements therein not misleading.

          Each Holder of this Security, by accepting the same, agrees to hold any communication from the Company and the Guarantors pursuant to this paragraph 4(b)(iii) in confidence.

               (iv) If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue
          Sky laws, use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (v) Furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, a copy of the Registration Statement and copies of any Prospectus included therein (other than documents incorporated by reference after the initial filing of the Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least ten Business Days, and the Company and the
          Guarantors will not file the Registration Statement or Prospectus
          (other than documents incorporated by reference) to which a selling
          Holder of Transfer Restricted Securities covered by the Registration
          Statement or the underwriter(s), if any, shall reasonably object within five Business Days after the receipt thereof. The Company and the Guarantors shall also furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, if reasonably practicable, or otherwise promptly after filing with the
          Commission, copies of any amendments to the Registration Statement or supplements to the

          Prospectus (other than documents incorporated by reference after the initial filing of the Registration Statement), and to make the
          Company's and the Guarantors' representatives available for discussion of such amendments or supplements and make such changes in such amendments or supplements prior to the filing thereof, if reasonably practicable, or prepare and file further amendments or supplements, as the selling Holders or underwriter(s), if any, may reasonably request.
          A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if the Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

               (vi) Make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Registration Statement, any underwriter participating in any distribution pursuant to the Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Company's and the
          Guarantors' officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Registration Statement after the filing thereof and before its effectiveness; provided, however, that any information designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof; provided further, that in no event shall the
          Company be required to furnish any material nonpublic information pursuant to this subsection (vi).

               (vii) If reasonably requested by any selling Holders or the underwriter(s), if any, promptly incorporate in the Registration
          Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may request to have included therein, including, without limitation: (A) information relating to the "Plan of Distribution" of the Transfer Restricted Securities, (B)
          information with respect to the principal amount of CODES or number of shares of Common Stock being sold to such underwriter(s), (C) the purchase price being paid therefor and (D) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; provided, however, that with respect to any information requested for inclusion by a selling Holder, this clause (vii) shall apply only to such information that relates to the Transfer Restricted
          Securities to be sold by such selling Holder; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                                       10

               (viii) Furnish to each selling Holder and each of the
          underwriter(s), if any, without charge, at least one copy of the
          Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).

               (ix) Deliver to each selling Holder and each of the
          underwriter(s), if any, without charge, as many copies of the
          Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section
          4(b)(iii)(D), the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted
          Securities covered by the Prospectus or any amendment or supplement thereto.

               (x) If an underwriting agreement is entered into and the
          registration is an Underwritten Registration, the Company and the
          Guarantors shall:

                    (A) upon request, furnish to each underwriter and, in the
               case of clause (1), to each selling Holder, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Transfer Restricted
               Securities in an Underwritten Registration:

                         (1) a certificate, dated the date of such closing,
                    signed by the Chief Financial Officer of the Company and
                    each of the Guarantors confirming, as of the date thereof, the matters set forth in Section 5(h) of the Purchase
                    Agreement and such other matters as such parties may
                    reasonably request;

                         (2) opinions, each dated the date of such closing, of
                    counsel to the Company covering such of the matters as are customarily covered in legal opinions to underwriters in
                    connection with primary underwritten offerings of
                    securities; and

                         (3) customary comfort letters, dated the date of such
                    closing, from the Company's independent accountants (and
                    from any other accountants whose report is contained or
                    incorporated by reference in the Registration Statement), in the customary form and covering matters of the type
                    customarily covered in comfort letters to underwriters in
                    connection with primary underwritten offerings of
                    securities;

                    (B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less

                                       11

               protective than those set forth in Section 6 hereof with respect to all parties to be indemnified by the Company and the
               Guarantors; and

                    (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (x).

               (xi) Before any public offering of Transfer Restricted
          Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling
          Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted
          Securities covered by the Registration Statement; provided, however, that the Company and the Guarantors shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject themselves to taxation in any such jurisdiction if they are not now so subject.

               (xii) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws) and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by such underwriter(s).

               (xiii) Use all reasonable efforts to cause the Transfer
          Restricted Securities covered by the Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities.

               (xiv) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use all reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or related
          Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                                       12

               (xv) Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with certificates for the
          CODES that are in a form eligible for deposit with The Depository
          Trust Company.

               (xvi) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence
          investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

               (xvii) Otherwise use their best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

               (xviii) Cause the Indenture to be qualified under the TIA not later than the effective date of the Registration Statement required by this Agreement, and, in connection therewith, cooperate with the
          Trustee and the holders of CODES to effect such changes to the
          Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA, and execute and use all reasonable efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

               (xix) Cause all Transfer Restricted Securities covered by the
          Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted.

               (xx) Provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of
          Section 13 and Section 15 of the Exchange Act after the effective date of the Registration Statement.

               (xxi) If reasonably requested by the underwriters, if any, make appropriate officers of the Company and the Guarantors reasonably available to the underwriters for meetings with prospective purchasers of the Transfer Restricted Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the
          Transfer Restricted Securities.

          (c) Each Holder agrees by acquisition of a Transfer Restricted
Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use its reasonable efforts to cause any underwriter(s) in an
Underwritten Offering to, forthwith discontinue disposition of Transfer
Restricted Securities pursuant to the Registration Statement until:

                                       13

               (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xv) hereof; or

               (ii) such Holder is advised in writing (the "Advice") by the
          Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder will deliver to the Company (at the
Company's expense) all copies, other than permanent file copies then in such
Holder's possession, of the Prospectus covering such Transfer Restricted
Securities that was current at the time of receipt of such notice of suspension.

          (d) Each Holder who intends to be named as a selling Holder in the
Registration Statement shall furnish to the Company in writing, no later than the Questionnaire Deadline, such information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities as the Company may reasonably request for use in connection with the Registration
Statement or Prospectus or preliminary Prospectus included therein. Holders that do not complete the questionnaire and deliver it to the Company shall not be named as selling securityholders in the Prospectus or preliminary Prospectus included in the Registration Statement and therefore shall not be permitted to sell any Transfer Restricted Securities pursuant to the Registration Statement.
Each Holder who intends to be named as a selling Holder in the Registration
Statement shall promptly furnish to the Company in writing such other information as the Company may from time to time reasonably request in writing.

          (e) Upon the effectiveness of the Registration Statement, each Holder shall notify the Company at least three Business Days prior to any intended distribution of Transfer Restricted Securities pursuant to the Registration
Statement (a "Sale Notice"), which notice shall be effective for five Business
Days. Each Holder of this Security, by accepting the same, agrees to hold any communication by the Company in response to a Sale Notice in confidence.

          5. Registration Expenses.

          (a) All expenses incident to the Company's and the Guarantors'
performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Registration Statement becomes effective, including, without limitation:

               (i) all registration and filing fees and expenses (including filings made by the Initial Purchasers or Holders with the NASD);

               (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

               (iii) all expenses of printing (including printing of
          Prospectuses and certificates for the Common Stock to be issued upon conversion of the CODES), messenger and delivery services and telephone;

                                       14

               (iv) all fees and disbursements of counsel to the Company and the
          Guarantors and, subject to Section 5(b) below, the Holders of Transfer
          Restricted Securities;

               (v) all application and filing fees in connection with listing
          (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

               (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such
          performance).

          The Company shall bear its and the Guarantors' internal expenses
(including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

          (b) In connection with the Registration Statement required by this
Agreement, the Company shall reimburse the Initial Purchasers and the Holders of
Transfer Restricted Securities being registered pursuant to the Registration
Statement, as applicable, for the reasonable fees and disbursements not to exceed the amount of $50,000 of not more than one counsel, which shall be Latham
& Watkins LLP, or such other counsel as may be chosen by a Majority of Holders for whose benefit the Registration Statement is being prepared.

          6. Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Holder, such
Holder's officers and employees and each person, if any, who controls such
Holder within the meaning of the Securities Act (each, an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted
Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

               (i) any untrue statement or alleged untrue statement of a
          material fact contained in (A) the Registration Statement or
          Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment on supplement)
          filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application"); or

               (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading,

                                       15

and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein or out of the failure by the Indemnified Holder to furnish to any purchaser of its
Restricted Transfer Security of the Prospectus and any supplement or amendment thereto in the form provided to such Indemnified Holder by the Company. The foregoing indemnity agreement is in addition to any liability which the Company and the Guarantors may otherwise have to any Indemnified Holder.

          (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Company and the Guarantors, their respective officers and employees, their respective directors and each person, if any, who controls the
Company or the Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantors or any such director, officer, employee or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

               (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application; or

               (ii) the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading,

but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein, and shall reimburse the Company, the Guarantors and any such directors, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company, the Guarantors or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Company, the Guarantors or any of their respective directors, officers, employees or controlling persons and any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section
6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided,

                                       16

however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Majority of Holders shall have the right to employ a single counsel to represent jointly a Majority of Holders and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by a Majority of Holders against the
Company, the Guarantors or any of their respective directors, officers, employees or controlling persons under this Section 7; and provided, further, that if a Majority of Holders shall have reasonably concluded that there may be one or more legal defenses available to them and their respective officers, employees and controlling persons that are different from or additional to those available to the Company, the Guarantors and any of their respective directors, officers, employees and controlling persons, the fees and expenses of a single separate counsel shall be paid by the Company and the Guarantors. No indemnifying party shall:

               (i) without the prior written consent of the indemnified parties
          (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party seeking indemnification hereunder from all liability arising out of such claim, action, suit or proceeding, or

               (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability
(or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof):

                                       17

               (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering and sale of the Transfer Restricted Securities on the one hand and a
          Holder with respect to the sale by such Holder of the Transfer
          Restricted Securities on the other, or

               (ii) if the allocation provided by clause (6)(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i)
          but also the relative fault of the Company on the one hand and the
          Holder on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Guarantors on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the CODES purchased under the Purchase Agreement (before deducting expenses)
received by the Company and the Guarantors as set forth in the table on Schedule
1 hereto, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph
(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this
Section 6(d) are several and not joint.

          7. Rule 144A. In the event the Company is not subject to Section 13 or
15(d) of the Exchange Act, the Company and each of the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer
Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule
144A.

                                       18

          8. Participation in Underwritten Registrations. No Holder may
participate in any Underwritten Registration hereunder unless such Holder:

               (i) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the
          Persons entitled hereunder to approve such arrangements; and

               (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

          9. Selection of Underwriters. The Holders of Transfer Restricted
Securities covered by the Registration Statement who desire to do so may, with the prior consent of the Company, sell such Transfer Restricted Securities in an
Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Transfer Restricted Securities are included in such offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

          10. Miscellaneous.

          (a) Remedies. The Company and the Guarantors acknowledge and agree that any failure by the Company or the Guarantors to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Initial
Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2 hereof. The Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) Adjustments Affecting Transfer Restricted Securities. The Company
and the Guarantors shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

          (c) No Inconsistent Agreements. The Company and the Guarantors will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that interferes with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company and the Guarantors shall not grant to any of its security holders (other than the holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Registration
Statement provided for in this Agreement other than the Transfer Restricted
Securities. Except for the obligation described in the Purchase Agreement to the sellers of the ILEX Systems, Inc. business, the Company and the Guarantors have not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

                                       19

          (d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders.

          (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail
(registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common
          Stock, as the case may be; and

               (ii) if to the Company or the Guarantors:

                    L-3 Communications Holdings, Inc.
                    600 Third Avenue, 36th Floor
                    New York, New York  10016
                    Attn:  Christopher Cambria

                    With a copy to:

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, New York  10017
                    Attn:  Vincent Pagano, Jr.

          All such notices and communications shall be deemed to have been duly given at: the time delivered by hand, if personally delivered; five Business
Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that
(i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the
Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer
Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

                                       20

          (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Securities Held by the Company or its' Affiliates. Whenever the
consent or approval of Holders of a specified percentage of Transfer Restricted
Securities is required hereunder, Transfer Restricted Securities held by the
Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company and the
Guarantors with respect to the Transfer Restricted Securities. This Agreement
supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                                       21

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          L-3 COMMUNICATIONS HOLDINGS, INC.,
                                             as the Company

                                          By: /s/ Christopher C. Cambria
                                              ----------------------------------
                                              Name: Christopher C. Cambria
                                              Title: Senior Vice President,
                                                     Secretary and General
                                                     Counsel

APCOM, INC.
BROADCAST SPORTS INC.
D.P. ASSOCIATES INC.
ELECTRODYNAMICS, INC.
HENSCHEL INC.
HYGIENETICS ENVIRONMENTAL SERVICES, INC.
INTERSTATE ELECTRONICS CORPORATION
KDI PRECISION PRODUCTS, INC.
L-3 COMMUNICATIONS AEROMET, INC.
L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS TECHNOLOGY, INC.
L-3 COMMUNICATIONS AIS GP CORPORATION
L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
L-3 COMMUNICATIONS AVISYS CORPORATION
L-3 COMMUNICATIONS CE HOLDINGS, INC.
L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION
L-3 COMMUNICATIONS CORPORATION
L-3 COMMUNICATIONS CSI, INC.
L-3 COMMUNICATIONS AYDIN CORPORATION
L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
L-3 COMMUNICATIONS ESSCO, INC.
L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.
L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
L-3 COMMUNICATIONS INFRARED VISION TECHNOLOGY CORPORATION
L-3 COMMUNICATIONS INVESTMENTS INC.
L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
L-3 COMMUNICATIONS MAS (US) CORPORATION
L-3 COMMUNICATIONS MOBILE-VISION, INC.
L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC.
L-3 COMMUNICATIONS SONOMA EO, INC.

L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
L-3 COMMUNICATIONS WESTWOOD CORPORATION
MCTI ACQUISITION CORPORATION
MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
MICRODYNE CORPORATION
MICRODYNE OUTSOURCING INCORPORATED
MPRI, INC.
PAC ORD INC.
POWER PARAGON, INC.
SHIP ANALYTICS, INC.
SHIP ANALYTICS INTERNATIONAL, INC.
SHIP ANALYTICS USA, INC.
SPD ELECTRICAL SYSTEMS, INC.
SPD SWITCHGEAR INC.
SYCOLEMAN CORPORATION
TROLL TECHNOLOGY CORPORATION
WESCAM AIR OPS INC.
WESCAM AIR OPS LLC
WESCAM HOLDINGS (US) INC.
WESCAM INCORPORATED
WESCAM LLC
WOLF COACH, INC.,
         as Guarantors

By: /s/ Christopher C. Cambria
    -----------------------------------
    Name: Christopher C. Cambria
    Title: Vice President and Secretary

L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., as a Guarantor

By: L-3 COMMUNICATIONS AIS GP CORPORATION,
    as general partner

    By: /s/ Christopher C. Cambria
        -------------------------------
        Name:  Christopher C. Cambria
        Title: Director

                       CODES Registration Rights Agreement

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       LEHMAN BROTHERS INC.
                                       BEAR, STEARNS & CO. INC.
                                       CREDIT SUISSE FIRST BOSTON LLC
                                       BANC OF AMERICA SECURITIES LLC
                                       For themselves and as representatives
                                       of the several Initial Purchasers

                                          By: LEHMAN BROTHERS INC.

                                          By: /s/ Steve Mehos
                                              ----------------------------------
                                              Authorized Representative

                       CODES Registration Rights Agreement